UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 1, 2009 (August 28, 2009)
Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255

(Commission File Number)	(IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT	06106

(Address of Principal Executive Offices)	(Zip Code)
860-293-2006

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
     On August 28, 2009, Magellan Petroleum Corporation (the “Company”) filed with the Australian Securities and Investments Commission and the Australian Stock Exchange (“ASX”) in Australia a release and a report of preliminary, unaudited financial information with respect to the fiscal year ended June 30, 2009 on Appendix 4E, in accordance with ASX rules and regulations. Copies of the Company’s release and Appendix 4E report dated August 31, 2009 are furnished herewith as Exhibit 99.1 and are hereby incorporated herein by reference.
     On August 28, 2009, the Company issued a press release setting forth the Company’s financial results for the fiscal year ended June 30, 2009. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (c) Exhibits
     The following documents are furnished as Exhibits pursuant to Item 2.02 hereof:

Exhibit 99.1	Company Release and attached Appendix 4E filing made with the ASX, dated August 31, 2009.

Exhibit 99.2	Company Press Release regarding financial performance for the fiscal year ended June 30, 2009, dated August 28, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION
By:	/s/ Daniel J. Samela
	Name:	Daniel J. Samela
	Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

Dated: September 1, 2009

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Company Release and attached Appendix 4E filing made with the ASX, dated August 31, 2009.

Exhibit 99.2	Company Press Release regarding financial performance for the fiscal year ended June 30, 2009, dated August 28, 2009.